Formation of joint venture (Tables)	12 Months Ended
Dec. 31, 2024
Equity Method Investments and Joint Ventures [Abstract]
Schedule of Joint Venture Formation
This table summarizes the fair values of the proceeds received, net assets transferred at carrying value to Cespira, estimated liabilities including working capital adjustment payment owed to Volvo and indirect taxes incurred in certain jurisdictions for the fixed assets transferred, and gain on deconsolidation:

June 3, 2024
Cash proceeds	$27,328
Ownership interest in HPDI Technology LP	25,944
Ownership interest in HPDI Technology AB	9,677
Total proceeds	62,949

Net assets contributed to Cespira	45,687

Other liabilities	2,064

Gain on deconsolidation	$15,198